UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 24, 2003

VALUECLICK, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4353 Park Terrace Drive Westlake Village, California		91361
(Address of principal executive offices)		(Zip Code)

(818) 575-4500

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE INFORMATION FURNISHED PURSUANT TO ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with SEC Release No. 33-8216, the information contained herein and in the accompanying exhibit is furnished under “Item 9. Regulation FD Disclosure” is also intended to be furnished under “Item 12.  Disclosure of Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 24, 2003, ValueClick, Inc. issued a press release announcing the financial results for the quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ValueClick, Inc.
Dated: April 24, 2003	By:	/s/ Samuel J. Paisley
Samuel J. Paisley
Chief Financial Officer

VALUECLICK, INC..

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated April 24, 2003 (included herewith).